Registered Office:
Sugar Quay
Lower Thames Street
London EC3R 6DU
Tel +44 (o)[20]71444000
Fax +44 (o) 20 7144 6700
Registered in England No.1600658

LP VALUE LIMITED	PAGE	3
ATTN: CLIENT SERVICES
	DATE	11 JUN 2000

	ACCOUNT

US DOLLARS

DAILY POSTINGS

Trade Bought Sold Delivery Description Option	Price	Commission	Credit/
Date________lots___________________________________________________Type			Debit

		Balance B/fwd	515,396.35CR
1108 LONG INTEREST USD			161.00DR

		Balance C/fwd	515,235.35CR

				OPEN POSITIONS

Trade	Ref.	Bgt Sold			Delivery Instrument		Trade Strike/
Premium Decl.	Debit/
Date No.	Lots	Date			Type Price	Date	Credit

25SEP07 BCKY	7467	DEC 10	ASA LTD	(CFD)	71.4700
27SEP07 CYEZ	18800	DEC 10	ASA LTD	(CFD)	72.6500
TOTAL LOTS	26267		FUTURES MARGIN (MARKET PRICE		77.0000)		123,072.51CR

The information contained in this statement is provided for accounting and reporting purposes only. Funds Required to meet margin calls may differ from amounts shown in this statement.
Any request for audit confirmation or verification should be directed to the Finance Dept, MF Global UK Limited, Sugar Quay, Lower Thames Street, London EC3R 6DU

All transactions are subject to the terms and	MF Global UK Limited is authorised and regulated	Please report any differences immediately.
conditions of your customer agreement and	by the Financial Services Authority.	Time of trade available upon request.
the market association/exchange involved.

Registered Office:
Sugar Quay
Lower Thames Street
London EC3R 6DU
Tel +44 (o)[20]71444000
Fax +44 (o) 20 7144 6700
Registered in England No.1600658

LP VALUE LIMITED	PAGE	2
ATTN: CLIENT SERVICES
	DATE	11 JUN 2000

	ACCOUNT

US DOLLARS

DAILY POSTINGS

Trade Bought Sold Delivery Description Option	Price	Commission	Credit/
Date________lots___________________________________________________Type			Debit

		Balance B/fwd	102,259.70CR
11JUN08 LONG INTEREST USD			21.28DR

		Balance C/fwd	102,238.42CR

				OPEN POSITIONS

Trade Ref.	Bgt Sold	Delivery Instrument			Trade Strike/ Premium Decl.		Debit/
Date No.	Lots	Date			Type Price	Date	Credit

25SEP07 BCLO	1572	DEC 10	ASA LTD	(CFD)	71.4700
27SEP07 CYF1	1900	DEC 10	ASA LTD	(CFD)	72.6500
TOTAL LOTS	3472		FUTURES MARGIN (MARKET PRICE		77.0000)		16,958.16CR

The information contained in this statement is provided for accounting and reporting purposes only. Funds Required to meet margin calls may differ from amounts shown in this statement.
Any request for audit confirmation or verification should be directed to the Finance Dept, MF Global UK Limited, Sugar Quay, Lower Thames Street, London EC3R 6DU

All transactions are subject to the terms and	MF Global UK Limited is authorised and regulated	Please report any differences immediately.
conditions of your customer agreement and	by the Financial Services Authority.	Time of trade available upon request.
the market association/exchange involved.

Registered Office:
Sugar Quay
Lower Thames Street
London EC3R 6DU
Tel +44 (o)[20]71444000
Fax +44 (o) 20 7144 6700
Registered in England No.1600658

LP ALTERNATIVE LP.,	PAGE	3
THE OLD CHAPEL,
SUMMERHILL ROAD,	DATE	11 JUN 2000
ONCHAN,
ISLE OF MAN	ACCOUNT
IM3 1NA

US DOLLARS

DAILY POSTINGS

Trade Bought Sold Delivery Description Option	Price	Commission	Credit/
Date________lots___________________________________________________Type			Debit

		Balance B/fwd	189,353.75CR
1108 LONG INTEREST USD			75.65DR

		Balance C/fwd	189,278.10CR

				OPEN POSITIONS

Trade	Ref.	Bgt Sold			Delivery Instrument		Trade Strike/
Premium Decl.	Debit/
Date No.	Lots	Date			Type Price	Date	Credit

25SEP07 BCL1	5442	DEC 10	ASA LTD	(CFD)	71.4700
27SEP07 CYF3	6900	DEC 10	ASA LTD	(CFD)	72.6500
TOTAL LOTS	12342		FUTURES MARGIN (MARKET PRICE		77.0000)		60,109.26CR

The information contained in this statement is provided for accounting and reporting purposes only. Funds Required to meet margin calls may differ from amounts shown in this statement.
Any request for audit confirmation or verification should be directed to the Finance Dept, MF Global UK Limited, Sugar Quay, Lower Thames Street, London EC3R 6DU

All transactions are subject to the terms and	MF Global UK Limited is authorised and regulated	Please report any differences immediately.
conditions of your customer agreement and	by the Financial Services Authority.	Time of trade available upon request.
the market association/exchange involved.

Registered Office:
Sugar Quay
Lower Thames Street
London EC3R 6DU
Tel +44 (o)[20]71444000
Fax +44 (o) 20 7144 6700
Registered in England No.1600658

LP ALTERNATIVE LP.,	PAGE	3
THE OLD CHAPEL,
SUMMERHILL ROAD,	DATE	11 JUN 2000
ONCHAN,
ISLE OF MAN	ACCOUNT
IM3 1NA

US DOLLARS

DAILY POSTINGS

Trade Bought Sold Delivery Description Option	Price	Commission	Credit/
Date________lots___________________________________________________Type			Debit

		Balance B/fwd	230,373.06CR
11JUN08 LONG INTEREST USD			76.32DR

		Balance C/fwd	230,296.74CR

				OPEN POSITIONS

Trade	Ref.	Bgt Sold			Delivery Instrument		Trade Strike/
Premium Decl.	Debit/
Date No.	Lots	Date			Type Price	Date	Credit

22JAN08 IOCG	12452	DEC 10	ASA LTD	(CFD)	75.7500
TOTAL LOTS	12452		FUTURES MARGIN (MARKET PRICE		77.0000)		15,565.000R

The information contained in this statement is provided for accounting and reporting purposes only. Funds Required to meet margin calls may differ from amounts shown in this statement.
Any request for audit confirmation or verification should be directed to the Finance Dept, MF Global UK Limited, Sugar Quay, Lower Thames Street, London EC3R 6DU

All transactions are subject to the terms and	MF Global UK Limited is authorised and regulated	Please report any differences immediately.
conditions of your customer agreement and	by the Financial Services Authority.	Time of trade available upon request.
the market association/exchange involved.